UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 24, 2015

4CABLE TV INTERNATIONAL, INC.

(Exact  Name of Registrant as Specified in Charter)

Nevada	000-53983	80-0955951
(State of Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

1248 Highway 501 Business Conway, South Carolina	29526
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (843) 347-4933

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-k filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 4.01 Changes in Registrant’s Certifying Accountant

On August 4, 2015, 4Cable TV International, Inc. (the “Company”) dismissed its previous independent accountant, GBH CPA’s, PC (“GBH”).

The audit reports of GBH regarding the Company’ financial statements for the two fiscal years ended December 31, 2014, as well as the financial statements of the Company contained in its annual reports on Form 10-K for the fiscal years ended December 31, 2013 and 2014, did not contain any adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that such report on our financial statements contained an explanatory paragraph in respect to uncertainty as to the Company's ability to continue as a going concern.

During the two fiscal years ended December 31, 2014 and any subsequent interim period through to August 4, 2015, the date of dismissal, there were no disagreements with GBH on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of GBH would have caused it to make reference to the subject matter of the disagreements in connection with its report.

We provided GBH with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission, and requested that GBH furnish us with a letter addressed to the commission stating whether it agrees with the statements made by us in this Current Report, and if not, stating the aspects with which it does not agree.

Also, on August 24, 2015, we engaged Anton & Chia, LLP (“Anton”), independent registered accountants, as our independent accountant following the dismissal of GBH.  There were no consultations with Anton during the two fiscal years ended December 31, 2014 and any subsequent interim period through August 24, 2015, the date of engagement.  Prior to the engagement of Anton, the Company had not consulted with Anton regarding either:

a)
the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report was provided to the Company nor oral advice was provided that Anton concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

b)
 any matter that was either the subject of a disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K), or a "reportable event" (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

4CABLE TV INTERNATIONAL, INC.

Date: August 25, 2015	By:	/s/Steven K. Richey
Name: Steven K. Richey
Title: Cheif Executive Officer